Exhibit 10.2
					1. CONTRACT ID CODE	PAGE OF PAGES 1 2
Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
2. AMENDMENT/MODIFICATION NO. 00001		3. EFFECTIVE DATE 03/21/2012	4. REQUISITION/PURCHASE REQ. NO. 0000HCGE-2012-44127		5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	8219	7. ADMINISTERED BY (If other than Item 6)		CODE	8219
Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539			Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(√)		9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD # 1 LANSING, MI 48906-2933
9B. DATED (See Item 11)

				X	10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2011-42084

10B. DATED (See Item 13)
CODE 026498018		FACILITY CODE			09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers __ is extended, __ is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ________copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
939ZTGA 2642 2012 75-X-0956 5664711101 Increase $[**]
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(√)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

x	D. OTHER (Specify type of modification and authority)
FAR 52.217-6, Option for Increased Quantity.
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return _____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to:
a. Increase the quantity of doses for CLIN 0001 to [**] doses
b. As a result of this modification, total contract value and total funding are increased by $[**]from $125,009,128.00 to $[**]
c. Except as provided herein, all terms and conditions of the document referenced in 10A, as heretofore changed, remains unchanged and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME OF CONTRACTING OFFICER
Christine N. Godfrey
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA				16C. DATE SIGNED
03/21/2012
BY /s/ Christine N. Godfrey
(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE		30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

200-2011-42084 00001

ITEM	SUPPLIES/SERVICES	QTY/UNIT	UNIT PRICE			EXTENDED PRICE
00001	BioThrax doses [**]upon date of delivery [**] To be delivered in accordance with the contract delivery schedule.	[**]Doses	$	[	**]	$	[	**]
Line(s) Of Accounting: 939ZTGA 2642 2012 75-X-0956 5664711101 $[**]